First Investors Life Variable Annuity Fund C
Individual Variable Annuity Contracts
Offered By
First Investors Life Insurance Company
95 Wall Street, New York, New York  10005/(212) 858-8200

     This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life") for
(a) nonqualified retirement programs and deferred compensation plans and (b) the following retirement plans qualified for special tax treatment under the Internal Revenue Code of 1986, as amended: (1) individual retirement annuities and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are deferred annuity contracts under which annuity payments will begin on a selected future date. A penalty may be assessed on early withdrawals (see "Federal Income Tax Status"). The Contracts contain a 10-day revocation right (see "Variable Annuity Contracts--Ten-Day Revocation Right"). The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.

     Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). A Contractowner elects to have his or her net purchase payments paid into any one or more of the eleven subaccounts of Separate Account C (the "Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of the related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end, diversified management investment company.

     This Prospectus sets forth the information about Separate Account C that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated April 29, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 22 of this Prospectus for the Table of
Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                    BY THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

           THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT
                 PROSPECTUS OF FIRST INVESTORS LIFE SERIES FUND.

                  The date of this Prospectus is April 29, 1996

                            GLOSSARY OF SPECIAL TERMS

     Accumulated Value - The value of all the Accumulation Units credited to the Contract.

     Accumulation Period - The period between the date of issue of a Contract and the Annuity Commencement Date.

     Accumulation Unit - A unit used to measure the value of a Contractowner's interest in a Subaccount of Separate Account C prior to the Annuity Commencement Date.

     Additional Payment - A purchase payment made to First Investors Life after issuance of a deferred annuity.

     Annuitant - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

     Annuity Commencement Date - The date on which annuity payments are to commence.

     Annuity Unit - A unit used to determine the amount of each annuity payment after the first.

     Beneficiary - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

     Contract - An individual variable annuity contract offered by this Prospectus.

     Contractowner - The person or entity with legal rights of ownership of the Contract.

     Fixed Annuity - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.

     General Account - All assets of First Investors Life other than those allocated to Separate Account C (or other segregated investment accounts of First Investors Life).

     Joint Annuitant - The designated second person under joint and survivor life annuity.

     Separate Account C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

     Single Payment - A one-time purchase payment made to First Investors Life to purchase a deferred annuity.

     Subaccount - A segregated investment subaccount under Separate Account C which corresponds to a series of the Life Series Fund. The assets of the Subaccount are invested in shares of the corresponding series of the Life Series Fund.

     Valuation Date - Any date on which the New York Stock Exchange is open for trading, and at such other times as the Directors of First Investors Life deem necessary provided there is a sufficient degree of trading in the Subaccounts' investments which may affect the Subaccounts' net asset value.

     Valuation Period - The period beginning on the date after any Valuation Date and ending on the next Valuation Date.

     Variable Annuity - An annuity with annuity payments varying in amount in accordance with the net investment experience of the Subaccounts.

                                    FEE TABLE

     The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account C as well as the series (each a "Fund" and collectively "Funds") of the Life Series Fund. The Fee Table has been amended to reflect Fund expenses expected to be incurred in 1996.

CONTRACTOWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases (as a percentage of purchase payments) ..  7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality and Expense Risk Fees..........................................  1.00%

Total Separate Account Annual Expenses...................................  1.00%

FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)


                                                                                        Total Fund
                                                     Management           Other          Operating
                                                        Fees(1)        Expenses(2)      Expenses(3)
                                                        -------        -----------      -----------
Blue Chip Fund...................................      0.75%             0.11%            0.86%
Cash Management Fund.............................      0.60+              -0-+            0.60+
Discovery Fund...................................      0.75              0.12             0.87
Government Fund..................................      0.60+              -0-+            0.60+
Growth Fund......................................      0.75              0.13             0.88
High Yield Fund..................................      0.75              0.12             0.87
International Securities Fund....................      0.75              0.27             1.02
Investment Grade Fund............................      0.60+              -0-+            0.60+
Target Maturity 2007 Fund........................      0.60+              -0-+            0.60+
Target Maturity 2010 Fund........................      0.60+              -0-+            0.60+
Utilities Income Fund............................      0.60+              -0-+            0.60+

+  Net of waiver and/or reimbursement

(1) Management Fees have been restated for Cash Management Fund, Government Fund, Investment Grade Fund and Utilities Income Fund to reflect current fees. The Adviser will waive Management Fees in excess of 0.60% for Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund and Utilities Income Fund for a minimum period ending December 31, 1996. Otherwise, Management Fees would have been 0.75% for each Fund.

(2) Other Expenses have been restated for Cash Management Fund, Government Fund, Investment Grade Fund and Utilities Income Fund to reflect current expenses. The Adviser will reimburse Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund and Utilities Income Fund for all Other Expenses for a minimum period ending December 31, 1996. Otherwise, Other Expenses would have been 0.35% for Cash Management Fund, 0.18% for Government Fund, 0.16% for each of Investment Grade Fund and Utilities Income Fund, and are estimated to be 0.25% for each of Target Maturity 2007 Fund and Target Maturity 2010 Fund.

(3) If certain Management Fees and Other Expenses were not waived or reimbursed, Total Fund Operating Expenses would have been 1.10% for Cash Management Fund, 0.93% for Government Fund, 0.91% for each of Investment Grade Fund and Utilities Income Fund and are estimated to be 1.00% for each of Target Maturity 2007 Fund and Target Maturity 2010 Fund.

     For more complete descriptions of the various costs and expenses shown, please refer to "Purchases, Deductions, Charges and Expenses." An administrative charge may be deducted if the Accumulated Value of a Deferred Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, premium taxes may be applicable (see "Other Charges").

EXAMPLE

If you surrender your Contract at the end of the applicable time period:

   You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------
Blue Chip Fund...............................   $88            $124             $164            $273
Cash Management Fund.........................    85             117              151             247
Discovery Fund...............................    88             125              164             274
Government Fund..............................    85             117              151             247
Growth Fund..................................    88             125              164             275
High Yield Fund..............................    88             125              164             274
International Securities Fund................    89             129              171             288
Investment Grade Fund........................    85             117              151             247
Target Maturity 2007 Fund....................    85             117              N/A             N/A
Target Maturity 2010 Fund....................    85             117              N/A             N/A
Utilities Income Fund........................    85             117              151             247

     The expenses in the Example should not be considered a representation of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                         CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values

     The following shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C, with the exception of the Target Maturity 2010 Subaccount which first became available the date of this prospectus, as of the dates indicated from the dates when the accumulation unit value for each Subaccount was initially set at $10.00*:



                                                                                             Number of
                                                                       Accumulation        Accumulation
     Subaccount                                      As of             Unit Value($)           Units
     ----------                                      -----             -------------           -----

Blue Chip Subaccount......................   December 31, 1990           10.74931759         144,049.8
                                             December 31, 1991           13.42731580         561,758.4
                                             December 31, 1992           14.18287684       1,085,254.0
                                             December 31, 1993           15.23373431       1,529,348.1
                                             December 31, 1994           14.86290782       1,959,841.2
                                             December 31, 1995           19.71773603       2,413,509.3


                                                                       Accumulation        Accumulation
     Subaccount                                      As of             Unit Value($)           Units
     ----------                                      -----             -------------           -----
Cash Management Subaccount................   December 31, 1990           10.07542807         571,856.9
                                             December 31, 1991           10.52748985         571,891.0
                                             December 31, 1992           10.73770189         437,185.0
                                             December 31, 1993           10.91847727         253,743.1
                                             December 31, 1994           11.21833852         235,919.5
                                             December 31, 1995           11.71983145         252,407.7

Discovery Subaccount......................   December 31, 1990           10.91349031           8,362.1
                                             December 31, 1991           16.53848277         130,585.7
                                             December 31, 1992           18.93150000         307,107.8
                                             December 31, 1993           22.89932001         563,070.0
                                             December 31, 1994           22.07727850         867,303.8
                                             December 31, 1995           27.37355380       1,203,507.8

Government Subaccount.....................   December 31, 1992           10.87670909         437,095.3
                                             December 31, 1993           11.44920392         674,512.1
                                             December 31, 1994           10.85941183         672,797.1
                                             December 31, 1995           12.43183229         705,348.4

Growth Subaccount.........................   December 31, 1990           10.75804081          24,176.8
                                             December 31, 1991           14.34498476         204,821.5
                                             December 31, 1992           15.59155937         567,241.7
                                             December 31, 1993           16.35977780         958,529.1
                                             December 31, 1994           15.73131059       1,347,003.7
                                             December 31, 1995           19.48689883       1,729,637.1

High Yield Subaccount.....................   December 31, 1990           10.00101048          69,585.9
                                             December 31, 1991           13.25243640         220,366.3
                                             December 31, 1992           14.86894995         279,777.4
                                             December 31, 1993           17.38280181         391,036.8
                                             December 31, 1994           16.93482626         513,297.7
                                             December 31, 1995           20.09026188         671,849.9

International Securities Subaccount......    December 31, 1990           10.26630533         118,091.2
                                             December 31, 1991           11.73276972         269,273.6
                                             December 31, 1992           11.46589494         463,523.6
                                             December 31, 1993           13.86795475         792,294.1
                                             December 31, 1994           13.55233761       1,383,676.5
                                             December 31, 1995           15.92618862       1,502,998.2

Investment Grade Subaccount...............   December 31, 1992           10.77845214         395,839.5
                                             December 31, 1993           11.82065978         784,651.0
                                             December 31, 1994           11.28602521         923,445.3
                                             December 31, 1995           13.37384783       1,076,644.3

Target Maturity 2007 Subaccount...........   December 31, 1995           11.90553994         775,738.1


                                        5

                                                                       Accumulation        Accumulation
     Subaccount                                      As of             Unit Value($)           Units
     ----------                                      -----             -------------           -----
Utilities Income Subaccount...............   December 31, 1993            9.92774964          45,091.7
                                             December 31, 1994            9.11659215         473,447.1
                                             December 31, 1995           11.75759954       1,129,455.9

* The accumulation unit value for each Subaccount, other than the Government Subaccount, Investment Grade Subaccount and Utilities Income Subaccount, was set on October 16, 1990. The accumulation unit value for the Government Subaccount and Investment Grade Subaccount was set on January 7, 1992. The accumulation unit value for Utilities Income Subaccount was set on November 16, 1993. The accumulation unit value for Target Maturity 2007 Subaccount was set on April 24, 1995.

                               GENERAL DESCRIPTION

     First Investors Life Insurance Company. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the Transfer Agent for the Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

     Separate Account C. First Investors Life Variable Annuity Fund C, also known by its proprietary name, the "Tax Tamer" ("Separate Account C"), was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are held separately from the assets of First Investors Life and for that portion of such assets having a value equal to, or approximately equal to, such reserves and contract liabilities are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"), but such registration does not involve any supervision of the management or investment practices or policies of Separate Account C.

     The assets of each Subaccount of Separate Account C are invested at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of the Life Series Fund.

     Income, gains and losses, whether or not realized, from assets allocated to the Subaccounts of Separate Account C are, in accordance with the applicable Contracts, credited to or charged against the Subaccounts of Separate Account C without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

     Any and all distributions received from a Fund will be paid in shares of the distributing Fund or if in cash, will be reinvested in shares of that Fund at net asset value for the corresponding Subaccount. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from any Subaccount of Separate Account C may be effected by redeeming the number of applicable Fund shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Fund in the Subaccounts will be valued at their net asset values.

     Separate Account C is divided into the following Subaccounts, each of which corresponds to the following Funds of the Life Series Fund:

Separate Account C Subaccount                    Fund
-----------------------------                    ----
Blue Chip Subaccount                             Blue Chip Fund
Cash Management Subaccount                       Cash Management Fund
Discovery Subaccount                             Discovery Fund
Government Subaccount                            Government Fund
Growth Subaccount                                Growth Fund
High Yield Subaccount                            High Yield Fund
International Securities Subaccount              International Securities Fund
Investment Grade Subaccount                      Investment Grade Fund
Target Maturity 2007 Subaccount                  Target Maturity 2007 Fund
Target Maturity 2010 Subaccount                  Target Maturity 2010 Fund
Utilities Income Subaccount                      Utilities Income Fund

     Each Contractowner designates the Subaccount in which his or her purchase payment (less deductions) will be invested. That Subaccount in turn invests in the corresponding Fund of the Life Series Fund as set forth above.

     Subject to applicable law, First Investors Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Contractowners and Annuitants or would be appropriate in carrying out the purposes of the Contract. First Investors Life will obtain, when required, the necessary Contractowner approval or regulatory approval. Examples of the changes First Investors Life may make include, but are not limited to:

          o To operate separate Account C in any form permitted under 1940 Act or in any other form permitted by law.

          o    To add,  delete,  combine,  or  modify  Subaccounts  in  Separate
               Account C.

          o To add, delete, or substitute, for the Fund shares held in any Subaccount, the shares of another Fund of the Life Series Fund or the shares of another investment company or series thereof, or any other investment permitted by law.

          o To make any amendments to the Contracts necessary for the Contracts to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.

     Your Choice of Investment Objective. When you purchase a Contract you decide to place your purchase payment (less deductions) and any additional purchase payments (less deductions) into at least one but not more than five of the Subaccounts of Separate Account C, provided the allocation to any one Subaccount is not less than 10% of the purchase payment (less deductions). Each Subaccount corresponds to a Fund of the Life Series Fund. The investment objectives of each Fund of the Life Series Fund is set forth below. There is no assurance that the investment objective of any

Fund of the Life Series Fund will be realized. Because each Fund of the Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. In addition, total operating expenses vary by Fund. Twice during any Contract year, you may transfer part or all of your cash value from the Subaccounts you are in to other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value of the Contract. The cash value of the Contract may increase or decrease depending on the investment performance of the Subaccounts selected. First Investors Life reserves the right to adjust allocations to eliminate fractional percentages.

     The Fund. First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Registration of Life Series Fund with the Securities and Exchange Commission ("Commission") does not involve supervision by the Commission of the management or investment practices or policies of the Life Series Fund. The Life Series Fund consists of eleven separate Funds. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life. Life Series Fund reserves the right to offer shares of its Funds to other separate acounts of First Investors Life or directly to First Investors Life. The eleven Funds of Life Series Fund may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund, First Investors Life Target Maturity 2007 Fund, First Investors Life Target Maturity 2010 Fund and First Investors Life Utilities Income Fund.

     The investment objectives of each Fund of the Life Series Fund are as follows:

     Blue Chip Fund. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

     Cash Management Fund. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Discovery Fund. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     Government Fund. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities.

     Growth Fund. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     High Yield Fund. The primary objective of the High Yield Fund is to seek to earn a high level of current income. Consistent with that objective, the Fund will also seek growth of capital as a secondary objective. The High Yield Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors" in the Fund's Prospectus.

     International Securities Fund. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     Investment Grade Fund. The investment objective of the Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities.

     Target Maturity 2007 Fund. The investment objective of the Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Funds' shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     Target Maturity 2010 Fund. The investment objective of the Target Maturity 2010 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     Utilities Income Fund. The primary objective of the Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     No offer will be made of a Contract funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the underlying Contracts.

     For more complete information about each of the Funds underlying Separate Account C, including management fees and other expenses, see Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover, and the inherent market and financial risks of an investment in the Fund's shares. It is important to read the Prospectus carefully before your decide to invest. Additional copies of Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.

     Adviser. First Investors Management Company, Inc., an affiliate of First Investors Life, supervises and manages each Funds' investments, supervises all aspects of each Fund operations and, except for International Securities Fund and Growth Fund, determines each Funds' portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

     Subadviser. Wellington Management Company ("WMC" or "Subadviser") has been retained by the Adviser and the Fund, on behalf of International Securities Fund and Growth Fund, as each of those Funds' investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

     WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John B. Neff are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1995, WMC held discretionary investment authority with respect to approximately $109.2 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or Fund of such companies, with net assets of approximately $76.1 billion as of December 31, 1995. WMC is not affiliated with the Adviser or any of its affiliates.

     Underwriter. First Investors Life and Separate Account C have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

     Voting Rights. In accordance with its view of present applicable law, First Investors Life will vote the Fund shares held in the Subaccounts at any Special Meeting of Shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Subaccount. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result First Investors Life determines that it is permitted to vote the Fund shares in its own right, it may elect to do so. The person having the voting interest shall be the Contractowner. First Investors Life will vote, in its own right, Fund shares that are not attributable to Contracts.

     Prior to the Annuity Commencement Date, the number of shares of each Fund held in the corresponding Subaccount which is attributable to each Contractowner is determined by dividing the Subaccount Accumulated Value by the net asset value of one share of the corresponding Fund. After the Annuity Commencement Date, the number of Fund shares held in the corresponding Subaccount which is attributable to each Contract is determined by dividing the reserve held in such Subaccount for the variable annuity payment under such Contract by the net asset value of one share of the corresponding Fund. As this reserve fluctuates, the number of votes fluctuates. The number of votes which a person has the right to cast will be determined as of the record date established by the Fund. Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Shares of the Fund held in the Subaccounts as to which no timely instructions are received or are not otherwise attributable to Contractowners will be voted by First Investors Life in proportion to the voting instructions which are received with respect to all Contracts participating in such Subaccount. Each person having a voting interest in Separate Account C will be sent reports and other materials relating to the Fund.

                   PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES

     Purchase Payments. Investors in Separate Account C will be purchasing Accumulation Units of a particular Subaccount only and not shares of the Fund in which the Subaccount invests.

     The minimum purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional Payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

     Purchase payments will be credited to a Contractowner's Account on the date of receipt by First Investors Life of a completed application. Additional payments will be credited to a Contractowner's Account on the date of receipt by First Investors Life. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period. Purchase payments, after deductions for sales expenses and any applicable premium taxes (see "Deductions from Purchase Payments"), will be allocated to the appropriate Subaccount or Subaccounts.

     Deductions from Purchase Payments. First Investors Life or FIC, as the Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover all expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts.

                                 DEDUCTION TABLE

                                                               Sales Charge as % of
                                                          ----------------------------         Concession to
                                                          Offering        Net Amount          Dealers as % of
Amount of Investment                                        Price*         Invested            Offering Price
--------------------                                      ---------     --------------        ---------------
Less than $25,000.......................................    7.00%            7.53%                  5.75%
$25,000 but under $50,000...............................    6.25             6.67                   5.17
$50,000 but under $100,000..............................    4.75             4.99                   3.93
$100,000 but under $250,000.............................    3.50             3.63                   2.90
$250,000 but under $500,000.............................    2.50             2.56                   2.19
$500,000 but under $1,000,000...........................    2.00             2.04                   1.67
$1,000,000 or over......................................    1.50             1.52                   1.24

----------
 *      Assumes that no premium taxes have been deducted.

     Contracts may be purchased without sales charge by officers and full-time employees of First Investors Life or its affiliates, who have been employed for at least one year, and its agents who have been under contract for at least one year.

     Exchange Privilege. Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") may exchange their Separate Account A Contracts for Separate Account C Contracts. The Accumulated Value of the Separate Account A Contract will be invested at net asset value in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange, Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily net asset value of the Subaccounts as a charge for mortality and expense risk. This exchange privilege may be modified or terminated at any time by First Investors Life.

     Mortality and Expense Risk Charges. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of the Subaccounts, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.

     The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and relieves the Annuitant of the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement.

     In addition, First Investors Life assumes the risk that the charges for administrative expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for administrative expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 1.00% of the daily net asset value of the Subaccounts. Of such charge, approximately 0.6% is for assuming the mortality risk and 0.4% is for assuming the expense risk.

     If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deduction proves more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose, including the payment of expenses of distributing the Contracts, and will not remain in Separate Account C.

     Administrative Charge. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

     Other Charges. Some states assess premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any premium taxes due at the time Purchase Payments are made and then deducts premium taxes from the Accumulated Value of the Contract at the time of surrender, upon death of the annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct premium taxes when incurred. See Appendix I for premium tax table.

     Expenses. The total expenses of Separate Account C for the fiscal year ended December 31, 1995 amounted to $1,594,189 or 0.99% of its average net assets. There are deductions from and expenses paid out of the assets of the Funds that are described in the Prospectus for the Funds.


                           VARIABLE ANNUITY CONTRACTS

     This Prospectus offers Individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. First Investors Life is offering the Contracts in states where it has the authority to issue the Contracts. The Individual Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of the Subaccounts. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Annuitant. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."

     All or a portion of the Accumulated Value may be withdrawn during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plans.

     First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive office, 95 Wall Street, New York, New York 10005.

Deferred Variable Annuities--Accumulation Period

     Crediting Accumulation Units. During the Accumulation Period, net purchase payments on Deferred Annuity Contracts, after deductions for sales expenses and any premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for the Subaccounts is determined by dividing the net purchase payment by the value of an Accumulation Unit for the Subaccount for the Valuation Period during which the purchase payment is received at the Executive Office of First Investors Life or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Fund Subaccounts, expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for the Subaccount by the value of an Accumulation Unit for the Subaccount for the Valuation Period.

Annuity Period

     Commencement Date. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday.

     If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

     Assumed Investment Rate. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of the respective Subaccount is at the annual rate of 3.5%, the variable annuity payments will be level. A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount, throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

     Annuity Options. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

     The material factors that determine the level of annuity benefits are (i) the value of a Contractowner's Individual Account determined in the manner described in this Prospectus before the Annuity Commencement Date, (ii) the Annuity Option selected by the Contractowner, (iii) the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date and, (iv) in the case of variable annuity, the investment performance of the Fund Subaccounts selected.

     On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - Life Annuity - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - Joint and Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

     Option 2b - Joint and Two-Thirds to Survivor Life Annuity - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the first payment due prior to the death of the survivor.

     Option 2c - Joint and One-Half to Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

          1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

          2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

     Option 4 - Unit Refund Life Annuity - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of the Subaccount or Subaccounts as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to each Subaccount and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of the number of Annuity Units applicable under the Subaccount represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     Allocation of Annuity. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

Death Benefit During the Accumulation Period

     If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on or next following the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.

     If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the proceeds will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.

     The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

Surrender and Termination (Redemption) During the Accumulation Period

     A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from the Subaccount resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in the Subaccount. All Accumulated Values described in this section will be determined as of the end of the Valuation Period during which the written request is received by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than 7 days. However, First Investors Life may postpone such payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the Securities and Exchange Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State premium tax consequences, see "Other Charges" and "Appendix I."

     Maturity Date Exchange Privilege. If this Contract is liquidated during the one-year period preceding its maturity date, the proceeds can be used to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

Death of Contractowner

     If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under
Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

     If  the  death  of  the  Contractowner  occurs  on  or  after  the  Annuity
Commencement Date, the entire interest in the Contract will be distributed at least as rapidly as under the Annuity Option in effect on the date of death.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

Ten-Day Revocation Right

     A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner, elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of the designated Subaccount(s). In those states where a full refund of premiums is required if the Contractowner elects to exercise to cancel the Contract under the ten-day revocation right, such Contractowner shall be entitled to a full refund of premiums paid upon such cancellation.


                            FEDERAL INCOME TAX STATUS

     The Contracts are designed for use (a) by individuals in retirement plans which will not be qualified plans under the provisions of the Code; and (b) in the following retirement plans qualified for special tax treatment under the Code (1) individual retirement annuities and (2) qualified corporate employee pension and profit-sharing plans. In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income credited to a Contractowner's Individual Account will accordingly, be includable in the Contractowner's gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under
Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

     The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

     First Investors Life is taxed as a life insurance company under the Code. Since Separate Account C is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of the Subaccounts of Separate Account C, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Funds may realize net investment income and pay dividends and the Subaccounts of Separate Account C may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account C or the Contractowner.

     Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, as defined in Section 72, will be excluded from gross income. The investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion are taxable as ordinary income as provided in Section 72 of the Code.

     In order that the Contracts be treated as annuities for Federal income tax purposes, other than Contracts issued in connection with retirement plans that are qualified under the Code, Separate Account C must satisfy certain diversification requirements that are generally applicable to variable annuity contract segregated asset accounts under Subchapter L of the Code. Ownership by the Subaccounts of shares of the Fund will not fail the diversification requirements provided that the Fund is taxed as a regulated investment company under Subchapter M of the Code, and that the Fund meets such diversification requirements, and all shares of the Fund are owned only by the Subaccounts (and similar accounts of First Investors Life or other insurance companies), and access to the Fund is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund. The Adviser does not intend to sell any Fund shares it owns to the general public. It is expected that the Adviser will cause the assets of the Fund to be invested in a manner that complies with the asset diversification requirements.

     The tax law does not currently provide guidance as to circumstances in which a Contractowner may be said to have "control" over Separate Account C assets and thus be subject to current taxation on income credited to the Contractowner's Contract. The Treasury Department has said that it may provide such guidance by a ruling or regulation. First Investors Life reserves the right to amend the Contracts in any appropriate way necessary to avoid such current taxation.

     With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that income from investment has been earned, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and (iii) a 10 percent penalty will be assessed, subject to certain exceptions, on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

     In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same
Contractowner during any 12-month period will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any 12-month period.

     Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

     The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (e.g., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (e.g., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

     A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect to have taxes withheld.

     Insurers are required to report all designated distribution payments to the Internal Revenue Service.

     With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

     The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) individual retirement annuities and (2) pension and profit-sharing plans of corporations qualified under Section 401(a) or employee annuity programs described in Section 403(a) of the Code. The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distribution and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and

Beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their special needs, and as to applicable Code limitations and tax consequences.

     It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

     From time to time, Separate Account C may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return," except "average annual total return" is not shown for the Cash Management Subaccount. The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." The Cash Management Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. The yield and effective yield figures include the payment of the Mortality and Expense Risk fee of 1.00% but do not include the maximum sales charge of 7.00%.

     Average annual total return and total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Subaccount for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Subaccount has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk fee of 1.00%.

     Yield is a measure of the net dividend and interest income earned over a specific one month or 30- day period (seven-day period for the Cash Management Subaccount) expressed as a percentage of the value of the Subaccount's
Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one-year period which is compounded on a semi-annual basis. The effective yield for the Cash Management Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION

       Item                                                        Page
       ----                                                        ----
    General Description .......................................      2
    Services...................................................      2
    Purchase of Securities.....................................      4
    Deduction Table............................................      5
    Annuity Payments...........................................      5
    Other Information..........................................      7
    Performance Information....................................      7
    Relevance of Financial Statements..........................     12
    Appendices.................................................     13
    Financial Statements.......................................     18



                                   APPENDIX I

                             STATE AND LOCAL TAXES*

Alabama....................................  1.00%
Alaska.....................................  --
Arizona....................................  --
Arkansas...................................  --
California.................................  2.35
Colorado...................................  --
Connecticut................................  --
Delaware...................................  --
District of Columbia.......................  2.25
Florida....................................  --
Georgia....................................  --
Illinois...................................  --
Indiana....................................  --
Iowa.......................................  --
Kentucky...................................  2.00
Louisiana..................................  --
Maryland...................................  --
Massachusetts..............................  --
Michigan...................................  --
Minnesota..................................  --
Mississippi................................  2.00
Missouri...................................  --
Nebraska...................................  --
New Jersey.................................  --
New Mexico.................................  --
New York...................................  --
North Carolina.............................  --
Ohio.......................................  --
Oklahoma...................................  --
Oregon.....................................  --
Pennsylvania...............................  2.00
Rhode Island...............................  --
South Carolina.............................  --
Tennessee..................................  --
Texas......................................  --
Utah.......................................  --
Virginia...................................  --
Washington.................................  --
West Virginia..............................  1.00
Wyoming....................................  1.00

----------

Note: The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

          * Includes local annuity premium taxation.

First Investors Life
Variable Annuity
Fund C

---------------------------
Individual Variable
Annuity Contracts

---------------------------

Prospectus

----------------------------

April 29, 1996

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Vertical line from top to bottom in center of page about 1/2 inch in thickness

To the left of the vertical line is the following language:

TABLE OF CONTENTS
-------------------------------------

Glossary of Special Terms..........................  2
Fee Table..........................................  3
Condensed Financial Information....................  4
General Description................................  6
Purchases, Deductions, Charges and Expenses........ 11
Variable Annuity Contracts......................... 13
Federal Income Tax Status.......................... 18
Performance Information............................ 21
Table of Contents of the
 Statement of Additional Information............... 22
Appendix I - State and Local Taxes................. 22



                                              LIFE 327

As part of this Prospectus we attach the Prospectus of First Investors Life Series Fund (File No. 2-98409) which was filed with the SEC on October 21,1996 as part of Post-Effective Amendment No. 20 (Accession No.0000891554-96-000704)